UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:

811-21200

The Denali Fund Inc.

(Exact Name of Registrant as Specified in Charter)

Fund Administrative Services, LLC

2344 Spruce Street, Suite A

Boulder, CO 80302

(Address of Principal Executive Offices)(Zip Code)

Fund Administrative Services, LLC

2344 Spruce Street, Suite A

Boulder, CO 80302

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code:

(303) 444-5483

Date of Fiscal Year End: October 31

Date of Reporting Period: October 31, 2012

Item 1.  Reports to Stockholders.

The Report to Stockholders is attached herewith.

The Denali Fund Inc.	Letter from the Advisers
October 31, 2012

Dear Stockholders:

After years of listening to music at less than safe volumes, I recently decided to test my hearing. One of the tests simply required listening for and responding to a sound when played. The trick being that the sound would be played against a varying amount of background noise. As the test progressed, the background noise would increase in volume making it progressively more difficult to hear the sound when played. Fast-forward to today and we are in a market environment eerily similar to this hearing test. This is an uncertain market environment and every day we are inundated with a dizzying array of new and often conflicting data points on everything from the European sovereign debt crisis to the US fiscal cliff. Amongst all of this noise and uncertainty, it is easy for an investor to lose focus and become distracted by the latest bit of information in the news. In times such as these, we believe it is of utmost importance to step back, focus on one’s core investment philosophy and filter out the background noise.

Our investment philosophy is simple: buy good businesses at attractive valuations. To accomplish this, we employ a disciplined, research driven, bottom-up investment process. We do not ignore macroeconomic trends and developments, but we do our best to prevent them from distracting us from the business-specific reasons to invest in a company. In the end, we believe it is a much easier proposition to understand and value a business than predict the short-term path of the global economy.

Over the twelve-month period ending October 31, 2012, we believe our commitment to this philosophy and process enabled us to take advantage of multiple attractive investment opportunities and helped drive strong performance for The Denali Fund Inc. (the “Fund”). For the period, the Fund generated a solid absolute return of 17.1% on net assets, which compares favorably to the Fund’s benchmarks. Over the same period, the S&P 500 generated a 15.2% return, the Dow Jones Industrial Average (“DJIA”) generated a 12.5% return and the NASDAQ Composite generated a 12.3% return. The Fund’s strong absolute performance and outperformance relative to the S&P 500 and its other benchmarks for the twelve month period is highlighted in the below table.

	3 Months	6 Months	One Year	Three Years*	Five Years*	Since October 2007**
DNY (NAV)	4.1%	9.6%	17.1%	12.7%	1.7%	1.7%
DNY (Market)	5.4%	12.5%	16.4%	11.9%	0.7%	0.7%
S&P 500 Index	3.0%	2.2%	15.2%	13.2%	0.4%	0.4%
DJIA	5.5%	0.5%	12.5%	13.4%	1.6%	1.6%
NASDAQ Composite	1.6%	-1.6%	12.3%	14.6%	1.9%	1.9%

*	Annualized
**	Annualized since October 2007, when the current Advisers became investment advisers to the Fund.

The performance data quoted represents past performance. Past performance is no guarantee of future results. Fund returns include reinvested dividends and distributions, but do not reflect the reduction of taxes that a stockholder would pay on Fund distributions or the sale of Fund shares and do not reflect brokerage commissions, if any. Returns of the S&P 500 Index, the Dow Jones Industrial Average (DJIA) and the NASDAQ Composite include reinvested dividends and distributions. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Annual Report | October 31, 2012	1

Letter from the Advisers	The Denali Fund Inc.
October 31, 2012

Key contributors to the Fund’s performance on an absolute and relative basis for the twelve-month period were the Fund’s positions in Ventas, Inc. and the hedge fund, Ithan Creek Partners, L.P. (“Ithan Creek”). For the period, Ventas and Ithan Creek generated strong total returns for the period of 18.2% and 18.7%, respectively. The positive contribution from both of these positions was enhanced by their large weights in the Fund. At period end, Ventas accounted for approximately 12.5% of the total portfolio, while Ithan Creek accounted for approximately 11.3% of the total portfolio. While we view Ventas as an attractive company to own, we did reduce the size of the position during the period. We felt it was prudent to reduce the Fund’s overall concentration in the name in light of the stock’s price appreciation during the period, which narrowed its discount to our estimate of intrinsic value. As Ventas still accounts for a large portion of the portfolio, we will continue to evaluate the position as necessary.

Another key contributor to performance on an absolute basis was the Fund’s position in the Class A shares of Berkshire Hathaway, Inc., which generated a total return of 10.7% for the period. Despite the strong absolute performance, Berkshire Hathaway’s total return did trail the 15.2% return for the S&P 500 over the same period, which caused the position to be a drag on a relative performance basis. Similar to the Ventas and Ithan Creek positions, the absolute performance contribution from the Berkshire Hathaway position was enhanced by its large weight in the portfolio as it accounted for approximately 22.1% of the total portfolio at period end. We remain comfortable with the Fund’s current position in Berkshire Hathaway as we believe its diverse underlying business holdings mitigate some of the risk of having such a concentrated position.

On the other end of the spectrum, a key detractor to the Fund’s performance on an absolute and relative basis was the Fund’s position in Transocean, Limited. Transocean generated a total return of negative 17.4% for the period and accounted for roughly .4% of the Fund’s total assets at period end. While the poor performance for the period is disappointing, we remain comfortable with the Fund’s position in Transocean as we believe it is a solid company that continues to trade at an attractive discount to our estimate of its intrinsic value.

Other key detractors to performance were the Fund’s positions in Inergy, LP and Alliance Bernstein Holding, LP, which generated returns of a negative 33.7% and a negative 12.0% for the period respectively. It is important to note that both of these positions, along with several other positions, were sold out of the Fund during the period. While there were many different reasons for selling out of these positions, the common thread was our belief that their investment profiles were less attractive relative to other opportunities available in the market. As a result, the Fund used the proceeds from these sale transactions along with available cash to fund the purchase of investments we felt had more attractive return profiles.

Many of these purchases were executed in the last six months as we were able to opportunistically initiate or add to positions in companies such as JPMorgan Chase & Company, Wells Fargo & Company, Cisco Systems, Inc., Freeport McMoRan Copper & Gold, Inc. and Sanofi. In general, we believe all of these are high quality businesses that were purchased at attractive discounts to our estimates of their intrinsic values. While we expect each of the aforementioned positions to be strong contributors to performance over the long run, their early contribution has been positive and helped drive the Fund’s strong absolute and relative performance over the last six months of the period.

On a separate note, the Fund’s aggregate exposure to low yielding Auction Rate Preferred Securities (“ARPS”) declined over the twelve-month period as we sold out of two positions during the period and one redeemed. We used the proceeds from these transactions to purchase

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The Denali Fund Inc.	Letter from the Advisers
October 31, 2012

positions in investments we believe have much more attractive return profiles. In addition, the Fund’s exposure to these low yielding ARPS is expected to decline further as the Fund’s position in the Advent Claymore Convertible Securities & Income Fund II, Series W7 is currently being tendered at 99% of the liquidation preference of $25,000 per share. If the tender is completed, the Fund’s exposure to ARPS will be limited to its position in the Gabelli Dividend & Income Trust, Series C securities. We will continue to explore the available options in relation to this position.

In the end, we are pleased with the Fund’s solid performance on both an absolute and relative basis for the twelve-month period ending October 31, 2012. Despite an uncertain market environment, we strived to filter out the background noise, maintained our investment discipline and took advantage of what we believe to be attractive long-term investment opportunities. However, we recognize there is always room for improvement. Since joining Boulder Investment Advisers, LLC in February of this year, one of my priorities has been to find ways to better provide the Fund’s stockholders with greater insight into the Fund and its co-advisers. As a result, we will be implementing a couple of initiatives over the next several months aimed at accomplishing this goal. These initiatives will not be particularly ground breaking in nature as they include such things as website improvements and more insightful stockholder letters, but our hope is to provide the Fund’s current and future potential stockholders with a better understanding of the Fund, our investment philosophy and process. As part of this, we also encourage stockholders to let us know if there are any topics you would like us to address in future letters.

In the meantime, I would like to wish you a safe and happy holiday season and I look forward to writing you again soon.

Sincerely,

Brendon Fischer, CFA®

Portfolio Manager

The views and opinions in the preceding commentary are as of the date of this letter and are subject to change at any time. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Portfolio weightings and other figures in the foregoing commentary are provided as of period-end, unless otherwise stated.

Note to Stockholders on the Fund’s Discount. As most stockholders are aware, the Fund’s shares presently trade at a significant discount to net asset value. The Fund’s board of directors is aware of this, monitors the discount and periodically reviews the limited options available to mitigate the discount. In addition, there are several factors affecting the Fund’s discount over which the board and management have little control. In the end, the market sets the Fund’s share price. For long-term stockholders of a closed-end fund, we believe the Fund’s discount should only be one of many factors taken into consideration at the time of your investment decision.

Annual Report | October 31, 2012	3

Letter from the Advisers	The Denali Fund Inc.
October 31, 2012

Note to Stockholders on Leverage. The Fund currently has Auction Rate Preferred Shares outstanding, which results in the use of leverage. Leverage creates certain risks for holders of Common Stock, including the likelihood of greater volatility of the NAV and market price of the Common Stock. The Fund utilizes leverage to seek to enhance the returns for its common stockholders over the long term; however, this objective may not be achieved in all interest rate environments. As a result of the failed auctions for the Auction Preferred Shares, the Fund pays Auction Rate Preferred Shareholders a dividend rate that is generally tied to short-term interest rates. This dividend rate has been and remains generally economical compared to the earnings of the Fund’s investments. However, to the extent that in the future short-term interest rates increase and the cost of this leverage increases, and earnings from the Fund’s investments do not increase, the Fund’s net investment returns may decline. Moreover, the Fund is required to maintain an asset coverage ratio of 200% on any outstanding Auction Rate Preferred Shares. If the Fund were unable to maintain the required asset coverage ratio, it could be required to deleverage and sell a portion of its investments at a time when it might be disadvantageous to do so. Fund management and the Fund’s Board of Directors continue to explore other liquidity and leverage options, including borrowing through a credit facility; this may result in Preferred Shares being redeemed or repurchased in the future. Notwithstanding this, the Board of Directors may ultimately decide to leave the current Auction Rate Preferred Stock outstanding if, after evaluating liquidity solutions that would enable the Fund to redeem the Preferred Stock, the Board determines that such solutions would be inconsistent with the interests of the Fund’s stockholders.

Note to Stockholders on Concentration of Investments. The Fund’s investment advisers feel it is important that stockholders be aware that the Fund is highly concentrated in a small number of positions. Concentrating investments in a fewer number of securities may involve a degree of risk that is greater than a fund which has less concentrated investments spread out over a greater number of securities.

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The Denali Fund Inc.	Financial Data
October 31, 2012 (Unaudited)

	Net Asset Value	Per Share of Common Stock Market Price	Dividend Paid
10/31/11	$18.02	$15.02	$0.00
11/30/11	17.70	14.05	0.00
12/31/11	16.97	13.23	0.78	*
1/31/12	17.70	14.38	0.00
2/29/12	17.73	14.79	0.00
3/31/12	18.18	14.80	0.00
4/30/12	18.25	14.72	0.00
5/31/12	17.47	14.55	0.00
6/30/12	18.69	14.33	0.00
7/31/12	19.19	15.71	0.02	**
8/31/12	19.48	15.65	0.00
9/30/12	20.01	16.33	0.00
10/31/12	19.98	16.55	0.00

*	This distribution consisted of $0.02 per share net investment income, $0.16 per share short-term capital gains, and $0.60 per share long-term capital gains.
**	This distribution consisted of $0.02 per share long-term capital gains.

Investments as a % of Total Net Assets Available to Common Stock and Preferred Shares

Annual Report | October 31, 2012	5

Portfolio of Investments	The Denali Fund Inc.
October 31, 2012

Shares		Description	Value (Note 1)
LONG TERM INVESTMENTS 96.1%
DOMESTIC COMMON STOCKS 72.0%
Banks 3.9%
	119,892	Wells Fargo & Co.	$4,039,161

Construction Machinery 0.5%
	6,400	Caterpillar, Inc.	542,784

Diversified 22.1%
	179	Berkshire Hathaway, Inc., Class A*	23,181,395

Diversified Financial Services 4.4%
	111,300	JPMorgan Chase & Co.	4,638,984

Healthcare Products & Services 5.8%
	86,000	Johnson & Johnson	6,090,520

Manufacturing 1.5%
	18,000	3M Co.	1,576,800

Mining 4.0%
	109,100	Freeport-McMoRan Copper & Gold, Inc.	4,241,808

Oil & Gas 1.7%
	4,800	Chevron Corp.	529,008
	30,000	Linn Energy LLC	1,263,600

			1,792,608

Real Estate Investment Trusts (REITs) 16.0%
	112,000	LTC Properties, Inc.	3,697,120
	207,200	Ventas, Inc.	13,109,544

			16,806,664

Registered Investment Companies (RICs) 6.7%
	366,952	Cohen & Steers Infrastructure Fund, Inc.	6,729,900
	18,154	RMR Real Estate Income Fund	326,772

			7,056,672

Technology Hardware & Equipment 4.0%
	246,575	Cisco Systems, Inc.	4,226,295

Tobacco Products 1.4%
	45,000	Altria Group, Inc.	1,431,000

TOTAL DOMESTIC COMMON STOCKS (Cost $51,617,967)			75,624,691

FOREIGN COMMON STOCKS 8.1%
Food 2.7%
	78,000	Unilever NV	2,864,138

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The Denali Fund Inc.	Portfolio of Investments
October 31, 2012

Shares		Description	Value (Note 1)
Insurance 1.0%
	6,700	Muenchener Rueckversicherungs AG	$1,076,835

Oil & Gas 0.4%
	8,000	Transocean, Ltd.	365,520

Pharmaceuticals 3.5%
	14,500	Sanofi	1,274,614
	55,000	Sanofi, ADR	2,411,750

			3,686,364

Real Estate 0.1%
	100	Cheung Kong Holdings, Ltd.	1,477
	200,000	Midland Holdings, Ltd.	100,903

			102,380

Real Estate Investment Trusts (REITs) 0.4%
	390,199	Kiwi Income Property Trust	375,454

TOTAL FOREIGN COMMON STOCKS (Cost $6,676,230)			8,470,691

AUCTION PREFERRED SECURITIES 4.7%
	160	Advent Claymore Convertible Securities & Income Fund II, Series W7	3,536,984
	68	Gabelli Dividend & Income Trust, Series C	1,383,557

			4,920,541

TOTAL AUCTION PREFERRED SECURITIES (Cost $5,674,285)			4,920,541

LIMITED PARTNERSHIPS 11.3%
		Ithan Creek Partners, LP*(1)(2)	11,863,654

TOTAL LIMITED PARTNERSHIPS (Cost $7,000,000)			11,863,654

TOTAL LONG TERM INVESTMENTS (Cost $70,968,482)			100,879,577

SHORT TERM INVESTMENTS 3.6%
Money Market Funds 3.6%
	3,470,957	Dreyfus Treasury & Agency Cash Management Money Market Fund, Institutional Class, 7 Day Yield - 0.007%	3,470,957

Annual Report | October 31, 2012	7

Portfolio of Investments	The Denali Fund Inc.
October 31, 2012

Shares		Description	Value (Note 1)
Money Market Funds (continued)
	300,000	JPMorgan Prime Money Market Fund, 7 Day Yield - 0.134%	$300,000

Total Money Market Funds (Cost $3,770,957)			3,770,957

TOTAL SHORT TERM INVESTMENTS (Cost $3,770,957)			3,770,957

TOTAL INVESTMENTS 99.7% (Cost $74,739,439)			104,650,534

OTHER ASSETS AND LIABILITIES 0.3%			359,546

TOTAL NET ASSETS AVAILABLE TO COMMON STOCK AND PREFERRED SHARES 100.0%			105,010,080

AUCTION PREFERRED SHARES (APS) REDEMPTION VALUE PLUS ACCRUED DIVIDENDS			(21,950,808)

TOTAL NET ASSETS AVAILABLE TO COMMON STOCK			$83,059,272

Abbreviations:

ADR - American Depositary Receipt.

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

LLC - Limited Liability Company.

LP - Limited Partnership.

Ltd. - Limited.

NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

*	Non-income producing security.
(1)

Fair valued security under procedures established by the Fund’s Board of Directors. Total market value of fair valued securities as of October 31, 2012 was $11,863,654, or 11.3% of total net assets available to common stock and preferred shares.

(2)	Restricted Security; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933.

Percentages are stated as a percent of the Total Net Assets Available to Common Stock and Preferred Shares.

See Accompanying Notes to Financial Statements.

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The Denali Fund Inc.	Portfolio of Investments
October 31, 2012

Regional Breakdown as a % of Total Net Assets Available to Common and Preferred Stockholders

United States	91.6%
France	3.5%
Netherlands	2.7%
Germany	1.0%
New Zealand	0.4%
Switzerland	0.4%
Hong Kong	0.1%
Other Assets and Liabilities	0.3%

See Accompanying Notes to Financial Statements.

Annual Report | October 31, 2012	9

Statement of Assets and Liabilities	The Denali Fund Inc.
October 31, 2012

ASSETS:
Investments, at value (Cost $74,739,439) (Note 1)	$104,650,534
Foreign currency, at value (Cost $469,176)	468,554
Dividends and interest receivable	55,291
Receivable for investment securities sold	46,149
Prepaid expenses and other assets	16,351

Total Assets	105,236,879

LIABILITIES:
Investment co-advisory fees payable (Note 2)	98,389
Legal and audit fees payable	54,862
Administration and co-administration fees payable (Note 2)	22,193
Directors’ fees and expenses payable	13,244
Printing fees payable	7,707
Accrued expenses and other payables	30,404

Total Liabilities	226,799

Total Net Assets Applicable to Common and Preferred Shareholders	$105,010,080

AUCTION PREFERRED SHARES:
$0.0001 par value, 2,000 shares authorized, 878 shares outstanding, liquidation preference of $25,000 per share (Note 5)	21,950,000
Accrued dividends on auction preferred shares	808

TOTAL NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS)	$83,059,272

TOTAL NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS) CONSIST OF:
Par value of common stock (Note 4)	$416
Paid-in capital in excess of par value of common stock	54,842,502
Overdistributed net investment income	(80,907)
Accumulated net realized loss on investments sold and foreign currency related transactions	(1,613,073)
Net unrealized appreciation on investments and foreign currency transactions	29,910,334

TOTAL NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS)	$83,059,272

Net Asset Value, $83,059,272/4,157,117 common stock outstanding	$19.98

See Accompanying Notes to Financial Statements.

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The Denali Fund Inc.	Statement of Operations
For the Year Ended October 31, 2012

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes $38,137)	$2,157,976

Total Investment Income	2,157,976

EXPENSES:
Investment co-advisory fees (Note 2)	1,228,691
Administration and co-administration fees (Note 2)	250,942
Directors’ fees and expenses (Note 2)	113,103
Legal and audit fees	96,570
Transfer agency fees	22,582
Insurance fees	16,779
Preferred shares broker commissions and auction agent fees (Note 5)	14,212
Custody fees	14,149
Printing fees	13,843
Other	65,861

Total Expenses	1,836,732
Less fees waived by investment advisers	(90,539)

Net Expenses	1,746,193

Net Investment Income	411,783

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized loss on:
Investment securities	(582,663)
Foreign currency related transactions	(9,733)

(592,396)

Net change in unrealized appreciation/(depreciation) of:
Investment securities	11,653,412
Foreign currency related translations	1,035

11,654,447

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS	11,062,051

PREFERRED SHARES TRANSACTIONS:
Distributions from net investment income	(11,046)
Distributions from net realized capital gains	(15,630)

Total Preferred Shares Transactions	(26,676)

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$11,447,158

See Accompanying Notes to Financial Statements.

Annual Report | October 31, 2012	11

Statements of Changes in Net Assets	The Denali Fund Inc.

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
OPERATIONS:
Net investment income	$411,783	$389,570
Net realized gain/(loss) on investment securities and foreign currency related transactions	(592,396)	2,264,557
Net change in unrealized appreciation/(depreciation) on investments and foreign currency related translations	11,654,447	(3,086,067)

	11,473,834	(431,940)

PREFERRED SHARES TRANSACTIONS:
Distributions from net investment income	(11,046)	(19,486)
Distributions from net realized capital gains	(15,630)	(43,820)
Gain on redemption of Auction Preferred Shares (Note 5)	—	900,000

Total Preferred Shares Transactions	(26,676)	836,694

Net Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	11,447,158	404,754
DISTRIBUTIONS: COMMON STOCK
From net investment income	(83,142)	—
From net realized capital gains	(3,221,766)	(2,993,123)

Total Distributions: Common Stock	(3,304,908)	(2,993,123)

Net Increase/(Decrease) in Net Assets Applicable to Common Stockholders	8,142,250	(2,588,369)

REPURCHASE OF AUCTION PREFERRED SHARES (PAR VALUE)	—	(18,000,000)

NET ASSETS:
Beginning of year	96,867,022	117,455,391

End of year (Including overdistributed net investment income of $(80,907) and $(38,620), respectively)	105,009,272	96,867,022

Auction Preferred Shares (APS) Par Value	(21,950,000)	(21,950,000)

Net Assets Applicable to Common Stockholders	$83,059,272	$74,917,022

See Accompanying Notes to Financial Statements.

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The Denali Fund Inc.	Statement of Cash Flows
For the Year Ended October 31, 2012

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations excluding dividends on Auction Preferred Shares	$11,473,834
Adjustments to reconcile net increase in net assets from operations excluding dividends on Auction Preferred Shares to net cash provided by operating activities:
Purchase of investment securities	(17,330,079)
Proceeds from disposition of investment securities	13,672,305
Net proceeds from disposition of short-term investment securities	6,994,270
Net realized loss on investment securities	582,663
Net realized loss on foreign currency related transactions	9,733
Net change in unrealized appreciation on investment securities	(11,653,412)
Net change in unrealized appreciation on foreign currency related transactions	(1,035)
Increase in dividends and interest receivable	(10,053)
Increase in prepaid expenses and other assets	(7,280)
Increase in investment co-advisory fees payable	1,641
Decrease in legal and audit fees payable	(1,167)
Increase in administration and co-administration fees payable	1,631
Increase in printing fees payable	3,247
Decrease in directors’ fees and expenses payable	(927)
Decrease in accrued expenses and other payables	(11,232)

Net Cash Provided by Operating Activities	3,724,139

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid on Common Stock	(3,304,908)
Cash distributions paid on Auction Preferred Shares	(26,181)

Net Cash Used in Financing Activities	(3,331,089)

Effect of exchange rates on cash	(8,697)

Net increase in cash	384,353
Cash and foreign currency, beginning balance	84,201

Cash and foreign currency, ending balance	$468,554

See Accompanying Notes to Financial Statements.

Annual Report | October 31, 2012	13

Financial Highlights
For a Common Share Outstanding Throughout Each Period

Contained below is selected data for a share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund’s shares.

OPERATING PERFORMANCE
Net Asset Value - Beginning of Year

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments

Total from Investment Operations

PREFERRED SHARES TRANSACTIONS
Distributions paid from net investment income
Distributions paid from net realized capital gains
Gain on redemption of Auction Preferred Shares

Total Preferred Shares* Transactions

Net Increase/(Decrease) from Operations Applicable to Common Stock

DISTRIBUTIONS: COMMON STOCK
Distributions paid from net investment income
Distributions paid from net realized capital gains
Distributions paid from tax return of capital

Total Distributions Paid to Common Stockholders

Common Stock Net Asset Value - End of Year

Common Stock Market Value - End of Year

Total Return, Common Stock Net Asset Value(c)
Total Return, Common Stock Market Value(c)

RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCKHOLDERS:(d)
Ratio of operating expenses to average net assets excluding waiver
Ratio of operating expenses to average net assets including waiver
Ratio of net investment income to average net assets excluding waiver
Ratio of net investment income to average net assets including waiver

SUPPLEMENTAL DATA:
Portfolio turnover rate
Net Assets Applicable to Common Stockholders, End of year (000s)

See Accompanying Notes to Financial Statements.

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The Denali Fund Inc.

For the Year Ended October 31, 2012		For the Year Ended October 31, 2011		For the Year Ended October 31, 2010	For the Year Ended October 31, 2009	For the Year Ended October 31, 2008

$18.02		$18.64		$15.66	$15.36	$25.33

0.10		0.09		0.07	0.07	0.59
2.67		(0.20)		3.10	0.24	(6.53)

2.77		(0.11)		3.17	0.31	(5.94)

(0.00	)(b)	(0.00	)(b)	(0.02)	(0.04)	(0.11)
(0.01)		(0.01)		—	—	(0.29)
—		0.22		0.03	0.03	—

(0.01)		0.21		0.01	(0.01)	(0.40)

2.76		0.10		3.18	0.30	(6.34)

(0.02)		—		(0.08)	—	(0.40)
(0.78)		(0.72)		(0.12)	—	(2.86)
—		—		—	—	(0.37)

(0.80)		(0.72)		(0.20)	—	(3.63)

$19.98		$18.02		$18.64	$15.66	$15.36

$16.55		$15.02		$15.67	$13.25	$11.27

17.1%		1.3%		20.7%	2.0%	(25.3)%
16.4%		0.4%		19.9%	17.6%	(37.1)%

2.41%		2.64%		2.80%	3.30%	1.77%
2.29%		N/A		N/A	N/A	N/A
0.42%		0.51%		0.38%	0.51%	1.98%
0.54%		N/A		N/A	N/A	N/A

15%		7%		7%	25%	91%
$83,059		$74,917		$77,505	$65,088	$63,854

Annual Report | October 31, 2012	15

Financial Highlights	The Denali Fund Inc.

*	Auction Preferred Shares (“APS”)
(a)	Calculated based on the average number of shares outstanding during each fiscal period.
(b)	Amount represents less than $(0.01) per share.
(c)

Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on common stock market value assumes the purchase of common stock at the market price on the first day and sale of common stock at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s distribution reinvestment plan.

(d)

Expense and net investment income ratios do not include the effect of transactions with preferred stockholders. Also, these ratios do not reflect the proportionate share of income and expenses of the underlying investee funds (i.e. those listed under Limited Partnerships on the Portfolio of Investments). Income ratios include income earned on assets attributable to APS outstanding.

The table below sets out information with respect to APS currently outstanding.(1)

	Par Value (000)	Total Shares Outstanding (000)	Asset Coverage Per Share(2)	Involuntary Liquidating Preference Per Share(3)
10/31/12	$21,950	0.88	$119,601	$25,000
10/31/11	21,950	0.88	110,327	25,000
10/31/10	39,950	1.60	73,502	25,000
10/31/09	40,700	1.63	64,980	25,000
10/31/08	42,000	1.68	62,992	25,000

(1)	See Note 5.
(2)	Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing by the number of APS outstanding.
(3)	Excludes accumulated undeclared dividends.

See Accompanying Notes to Financial Statements.

16	www.thedenalifund.com

The Denali Fund Inc.	Notes to Financial Statements
October 31, 2012

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

The Denali Fund Inc. (the “Fund”) is incorporated in Maryland, as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors of the Fund (the “Board”) may classify or re-classify any unissued shares of capital shares into one or more classes of preferred shares without the approval of stockholders.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in accordance with generally accepted accounting principles in the United States of America (“GAAP”) which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio Valuation: Equity securities for which market quotations are readily available (including securities listed on national securities exchanges and those traded over-the-counter) are valued based on the closing price from the applicable exchange. If such equity securities were not traded on the valuation date, but market quotations are readily available, they are valued at the mean between the closing bid and asked prices provided by an independent pricing service or by principal market makers. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from an independent pricing service, principal market maker, or other independent sources. The Fund’s board of directors (the “Board”) has delegated to the Pricing Committee the responsibility of determining the fair value of any security or financial instrument owned by the Fund for which market quotations are not readily available or where the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the Advisers, does not represent fair value (“Fair Value Securities”). The Pricing Committee, which consists of at least one non-interested director and one senior officer of the Fund, in consultation with the Advisers Valuation Committee, as appropriate, uses valuation techniques that utilize both observable and unobservable inputs. In such circumstances, the Valuation Committee of the Advisers are responsible for (i) identifying Fair Value Securities, (ii) analyzing the Fair Value Security and developing, applying and documenting a methodology for valuing Fair Value Securities, and (iii) recommending to the Pricing Committee and memorializing valuations for Fair Value Securities, and (iv) periodically reviewing the appropriateness and accuracy of the methods used in valuing Fair Value Securities. The Pricing Committee reviews and makes a determination regarding each initial methodology recommendation and any subsequent methodology changes. All methodology recommendations and any changes are reviewed by the entire Board on a quarterly basis. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

The Fund’s investment in an unregistered pooled investment vehicle (“Hedge Fund”) is valued, as a practical expedient, at the most recent estimated net asset value periodically determined by the Hedge Fund manager according to the manager’s policies and procedures based on valuation information reasonably available to the Hedge Fund manager at that time (adjusted for estimated expenses and fees accrued to the Fund since the last valuation date); provided, however, that the Pricing Committee may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. If the Hedge Fund does

Annual Report | October 31, 2012	17

The Denali Fund Inc.	Notes to Financial Statements
October 31, 2012

not report a value to the Fund on a timely basis, the fair value of the Hedge Fund shall be based on the most recent value reported by the Hedge Fund, as well as any other relevant information available at the time the Fund values its portfolio. As a practical matter, Hedge Fund valuations generally can be obtained from the Hedge Fund manager on a weekly basis, as of close of business Thursday, but the frequency and timing of receiving valuations for the Hedge Fund investment is subject to change at any time, without notice to investors, at the discretion of the Hedge Fund manager or the Fund.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the Fund determines that developments between the close of a foreign market and the close of the New York Stock Exchange (“NYSE”) will, in its judgment, materially affect the value of some or all of its portfolio securities, the Fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Fund may also fair value securities in other situations, such as when a particular foreign market is closed but the U.S. market is open. The Fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The Fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. If the Fund uses adjusted prices, the Fund will periodically compare closing prices, the next day’s opening prices in the same markets and those adjusted prices as a means of evaluating its security valuation process.

Various inputs are used to determine the value of the Fund’s investments. Observable inputs are inputs that reflect the assumptions market participants would use based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions based on the best information available in the circumstances. These inputs are summarized in the three broad levels listed below.

Level 1	—	Unadjusted quoted prices in active markets for identical investments

Level 2	—	Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3	—	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of October 31, 2012 in valuing the Fund’s investments carried at value:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Domestic Common Stocks	$75,624,691	$—	$—	$75,624,691
Foreign Common Stocks	8,470,691	—	—	8,470,691

18	www.thedenalifund.com

The Denali Fund Inc.	Notes to Financial Statements
October 31, 2012

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Auction Preferred Securities	$—	$4,920,541	$—	$4,920,541
Limited Partnerships	—	—	11,863,654	11,863,654
Short Term Investments	3,770,957	—	—	3,770,957

TOTAL	$87,866,339	$4,920,541	$11,863,654	$104,650,534

During the year ended October 31, 2012, there were no transfers between Level 1 and 2 securities. The Fund evaluates transfers into or out of Level 1, Level 2 and Level 3 as of the end of the reporting period.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities at Value*	Balance as of 10/31/2011	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Net purchases/ (sales)	Transfer in and/or (out) of Level 3	Balance as of 10/31/2012	Net change in unrealized appreciation included in the Statement of Operations attributable to Level 3 investments still held at 10/31/2012
Limited Partnerships	$9,993,383	$–	$1,870,271	$–	$–	$11,863,654	$1,870,271

TOTAL	$9,993,383	$–	$1,870,271	$–	$–	$11,863,654	$1,870,271

*	For detailed descriptions, see the accompanying Portfolio of Investments.

Recent Accounting Pronouncements: In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-03 “Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements.” The ASU 2011-03 is intended to improve financial reporting of repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem the financial assets before their maturity. The ASU is effective for the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the impact this ASU may have on the Fund’s financial statements.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will

Annual Report | October 31, 2012	19

The Denali Fund Inc.	Notes to Financial Statements
October 31, 2012

require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the impact this ASU may have on the Fund’s financial statements.

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded as of the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis, using the interest method.

Dividend income from investments in real estate investment trusts (“REITs”) is recorded at management’s estimate of income included in distributions received. Distributions received in excess of this amount are recorded as a reduction of the cost of investments. The actual amount of income and return of capital are determined by each REIT only after its fiscal year-end, and may differ from the estimated amounts. Such differences, if any, are recorded in the Fund’s following year.

Foreign Currency Translations: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. See Foreign Issuer Risk below.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses transacted in foreign currencies are translated at the exchange rate on the dates of such transactions. Foreign currency gains and losses result from fluctuations in exchange rates between trade date and settlement date on securities transactions, foreign currency transactions and the difference between the amounts of foreign interest and dividends recorded on the books of the Fund and the amounts actually received.

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Issuer Risk: Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include, but are not limited to: (i) less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile thus, in a changing market, the advisers may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices they consider reasonable; (iii) currency exchange rates or controls may adversely affect the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; and, (v) withholdings and other non-U.S. taxes may decrease the Fund’s return.

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The Denali Fund Inc.	Notes to Financial Statements
October 31, 2012

Concentration Risk: The Fund operates as a “non-diversified” investment company, as defined in the 1940 Act. As a result of being “non-diversified”, with respect to 50% of the Fund’s portfolio, the Fund must limit the portion of its assets invested in the securities of a single issuer to 5%, measured at the time of purchase. In addition, no single investment can exceed 25% of the Fund’s total assets at the time of purchase. A more concentrated portfolio may cause the Fund’s net asset value to be more volatile and thus may subject stockholders to more risk. Thus, the volatility of the Fund’s net asset value and its performance in general, depends disproportionately more on the performance of a smaller number of holdings than that of a more diversified fund. As a result, the Fund is subject to a greater risk of loss than a fund that diversifies its investments more broadly.

Effective July 30, 2010, the Fund implemented a Board initiated and approved fundamental investment policy, which prohibits the Fund from investing more than 4% of its total assets (including leverage) in any single issuer at the time of purchase. The Fund’s holdings as of July 30, 2010 were grandfathered into the policy and so any positions already greater than 4% of total assets are exempt from this limitation.

Hedge Fund Risk: The Fund invests a portion of its assets in a Hedge Fund. The Fund’s investment in a Hedge Fund is a private entity that is not registered under the 1940 Act and has limited regulatory oversight and disclosure obligations. In addition, the Hedge Fund invests in and actively trades securities and other financial instruments using different strategies and investment techniques, which involve significant risks. These strategies and techniques may include, among others, leverage, employing various types of derivatives, short selling, securities lending, and commodities’ trading. Hedge funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Hedge Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility. These and other risks associated with hedge funds may cause the Fund’s net asset value to be more volatile and more susceptible to the risk of loss than that of other funds.

Changes in Investment Policies: Effective August 1, 2011, the Board approved a proposal to eliminate the Fund’s non-fundamental policy limiting the Fund’s ability to invest more than (i) 3% of the total voting stock of any one investment company; (ii) 5% of the Fund’s total assets with respect to any one investment company; and (iii) 10% of the Fund’s total assets in the aggregate.

Distributions to Stockholders: Income distributions and capital gain distributions are determined in accordance with income tax regulations, per requirements under Subchapter M of the Internal Revenue Code of 1986, as amended. Distributions to stockholders are recorded by the Fund on the ex-dividend date.

In November 2008, the SEC issued an order (the “Order”) approving exemptive relief for the Fund from Section 19(b)-1 of the 1940 Act and Rule 19b-1 thereunder which limit how often the Fund may distribute long-term capital gains to stockholders. The Order permits the Fund pursuant to a managed distribution plan adopted by the Board to make distributions, including long-term capital gains, over the course of each year beginning in the fiscal year ended October 31, 2008. In December 2008, the Board approved adoption of a managed distribution plan (the “Plan”) for the fiscal year ended October 31, 2008, but the Plan was suspended prior to the end of such year. The Board has not reinstated the Plan or made distributions in reliance on the Order since 2008.

If the Board elects to make any managed distributions during the course of a year pursuant to the Plan, such distributions may include net income, short-term capital gains, long-term capital gains

Annual Report | October 31, 2012	21

The Denali Fund Inc.	Notes to Financial Statements
October 31, 2012

and/or a return of capital. Accordingly, pursuant to the Plan, if reinstated, net income and short-term capital gains, while generally taxable at ordinary income rates, may be eligible, to the extent qualified dividend income is earned by the Fund, to be taxed at a lower long-term capital gains rate. Stockholders should not draw any conclusions about the Fund’s investment performance from the amount of any distribution or from the terms of the Plan. The Board may amend, suspend or terminate the Plan without prior notice to Fund stockholders. Stockholders should note that the amount and characterization of any managed distributions by the Fund is subject to change as a result of the performance of the Fund, market conditions and other factors.

Repurchase Agreements: The Fund may enter into repurchase agreements with institutions that management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement. The Fund had no outstanding repurchase agreements as of October 31, 2012.

Indemnifications: Like many other companies, the Fund’s organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

Federal Income Tax: For Federal income tax purposes, the Fund currently qualifies, and intends to remain qualified as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its earnings to its stockholders. Accordingly, no provision for federal income or excise taxes has been made.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

Management has concluded there are no uncertain tax positions that require recognition of a tax liability. The Fund files income tax returns in the U.S. federal jurisdiction and Colorado. The statute of limitations on the Fund’s federal and state tax filings remains open for the fiscal years ended October 31, 2009, through October 31, 2012. Foreign taxes are provided for based on the Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The provisions of the Modernization Act are generally effective for tax years beginning after the date it was signed into law so therefore the enacted provisions have been applied to the Fund for the fiscal year ending October 31, 2012. The Modernization Act is the first major piece of legislation affecting regulated investment companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.

22	www.thedenalifund.com

The Denali Fund Inc.	Notes to Financial Statements
October 31, 2012

NOTE 2. MANAGEMENT FEES, ADMINISTRATION FEES, AND OTHER AGREEMENTS

Boulder Investment Advisers, L.L.C. (“BIA”) and Stewart Investment Advisers (“SIA”) (together, the “Advisers”) serve as co-advisers to the Fund. The Fund pays the Advisers a monthly fee (the “Advisory Fee”) at an annual rate of 1.25% of the value of the Fund’s average monthly total net assets plus the principal amount of leverage, if any (“Net Assets”). Effective December 1, 2011, BIA and SIA agreed to waive 0.10% of the Advisory Fee such that the Advisory Fee will be calculated at the annual rate of 1.15% of Net Assets. The fee waiver agreement has a one-year term and is renewable annually. Prior to December 1, 2011, the Advisers had agreed to a waiver arrangement, such that the Advisory Fee was calculated at the annual rate of 1.25% on Net Assets up to $400 million; 1.10% on Net Assets between $400-$600 million and 1.00% on Net Assets exceeding $600 million. The waiver was not subject to recapture. As the Fund’s Net Assets did not exceed $400 million at any time during the one month period ended December 1, 2011, there were no fees waived during the period.

The equity owners of BIA are Evergreen Atlantic, LLC, a Colorado limited liability company (“EALLC”), and the Lola Brown Trust No. 1B (the “Lola Trust”), each of which is considered to be an “affiliated person” of the Fund as that term is defined in the 1940 Act. The Lola Trust is also a stockholder of the Fund (See Note 6). Stewart West Indies Trading Company, Ltd. is a Barbados international business company doing business as Stewart Investment Advisers. The equity owner of SIA is the Stewart West Indies Trust. SIA and BIA are considered “affiliated persons”, as that term is defined in the 1940 Act, of the Fund and Fund Administrative Services, LLC (“FAS”). SIA receives 75% of the fees earned by the Advisers and BIA receives 25% of the fees earned by the Advisers.

FAS serves as the Fund’s co-administrator. Under the Administration Agreement, FAS provides certain administrative and executive management services to the Fund. The Fund pays FAS a monthly fee, calculated at an annual rate of 0.20% of the value of the Fund’s Net Assets up to $100 million, and 0.15% of the Fund’s Net Assets over $100 million. The equity owners of FAS are EALLC and the Lola Trust.

As BIA, SIA and FAS are considered affiliates of the Fund, as the term is defined in the 1940 Act, agreements between the Fund and those entities are considered affiliated transactions.

The Fund pays each member of the Board (a “Director”) who is not a director, officer, employee, or affiliate of the Advisers or FAS, a fee of $8,000 per annum, plus $3,000 for each in-person meeting of the Board and $500 for each telephone meeting. In addition, the Chairman of the Board and the Chairman of the Audit Committee each receive $1,000 per meeting and each member of the Audit Committee receives $500 per meeting. Each member of the Nominating Committee receives $500 per meeting. The Fund will also reimburse independent Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s co-administrator. As compensation for its services, ALPS receives certain out-of-pocket expenses and asset-based fees, which are accrued daily and paid monthly. Fees paid to ALPS are calculated based on combined Net Assets of the Fund, and the following affiliates of the Fund: Boulder Total Return Fund, Inc., Boulder Growth & Income Fund, Inc., and First Opportunity Fund, Inc. (the “Fund Group”). ALPS receives the greater of the following, based on combined Net Assets of the Fund Group: an annual minimum fee of $460,000, or an annualized fee of 0.045% on Net Assets up to $1 billion, an annualized fee of

Annual Report | October 31, 2012	23

The Denali Fund Inc.	Notes to Financial Statements
October 31, 2012

0.03% on Net Assets between $1 and $3 billion, and an annualized fee of 0.02% on Net Assets above $3 billion.

Bank of New York Mellon (“BNY Mellon”) serves as the Fund’s custodian. As of October 31, 2012, Computershare Shareowner Services (“Computershare”) serves as the Fund’s Common Stock servicing agent, dividend-paying agent and registrar. Prior to January 2, 2012, BNY Mellon served as the Fund’s common stock servicing agent, dividend-paying agent and registrar. On January 2, 2012, BNY Mellon’s Shareholder Services business was acquired by Computershare. As compensation for BNY Mellon’s and Computershare’s services, the Fund pays each a monthly fee plus certain out-of-pocket expenses. BNY Mellon also serves as the Fund’s Preferred Stock transfer agent, dividend disbursing agent and redemption agent.

NOTE 3. SECURITIES TRANSACTIONS

During the year ended October 31, 2012, there were purchase and sale transactions (excluding short term securities) of $17,702,585 and $13,718,454, respectively.

On October 31, 2012, based on cost of $77,859,376 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $28,079,880, and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $1,288,722, and gross unrealized depreciation for all foreign currency in which there is an excess of tax cost over value of $761, resulting in net unrealized appreciation of $26,790,397.

NOTE 4. CAPITAL

The Fund has authorized a total of 999,998,000, $0.0001 par value common stock (the “Common Stock”), which may be converted into Preferred Shares.

Transactions in Common Stock were as follows:

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Beginning Shares	4,157,117	4,157,117
Shares Sold	—	—
Shares Issued in Reinvestment of Distributions	—	—

Total	4,157,117	4,157,117
Less Shares Redeemed	—	—

Ending Shares	4,157,117	4,157,117

NOTE 5. PREFERRED SHARES

On February 7, 2003, the Fund issued 1,260 Series A Auction Preferred Shares (“Preferred Shares”). On September 10, 2003, the Fund re-classified an additional 500 unissued shares of capital shares as Preferred Shares. On October 24, 2003, the Fund issued an additional 420 Preferred Shares. All Preferred Shares have a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon (“Liquidation Value”).

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The Denali Fund Inc.	Notes to Financial Statements
October 31, 2012

On October 23, 2009, the Fund retired 52 Preferred Shares, with a total par value of $1,300,000. Those shares were purchased at a discount, at $22,500 per share, resulting in a realized gain of $130,000.

On May 18, 2010, the Fund commenced an offer to purchase for cash up to 400 of its outstanding Series A Preferred Shares. Upon expiration of the tender offer on August 3, 2010, 30 Preferred Shares were validly tendered pursuant to the terms of the offer. Those 30 shares were tendered for an aggregate amount of approximately $637,500, or $21,250 per share. This resulted in a realized gain to the Fund of $112,500. The Fund subsequently retired the 30 Preferred Shares.

On June 22, 2011, the Fund commenced an offer to purchase for cash up to 720 of its outstanding Series A Preferred Shares. Upon expiration of the tender offer on July 22, 2011, 720 Preferred Shares were validly tendered pursuant to the terms of the offer. Those 720 shares were tendered for an aggregate amount of approximately $17,100,000, or $23,750 per share. This resulted in a realized gain to the Fund of $900,000. The Fund subsequently retired the 720 Preferred Shares.

Distributions to preferred stockholders, which are cumulative, are accrued daily and paid every 7 days. Distribution rates were reset every 7 days based on the results of an auction. In February 2008, the auction preferred shares market for closed-end funds became illiquid resulting in failed auctions for the Preferred Shares. As a result of the failed auctions, the Fund pays dividends at the maximum rate (set forth in the Fund’s governing document for the Preferred Shares), which prior to July 12, 2012, was set at 150% of the 7-day AA Financial Composite Commercial Paper Rate. On July 12, 2012, Moody’s Investors Service (“Moody’s”), one of two nationally recognized statistical rating organizations currently rating the Fund’s Preferred Stock announced that it has downgraded the Preferred Stock from Aaa to A2. This action occurred following a review by Moody’s of its ratings of the securities of all closed-end registered investment companies, which was undertaken in conjunction with the adoption of changes to the methodology Moody’s uses to rate securities issued by closed-end funds. The Fund’s Preferred Stock continues to have a credit rating in the highest rating category from Fitch Ratings. The downgrade resulted in an increase in the maximum rate at which the Fund pays dividends on the Preferred Shares from 150% to 160% of the 7-day AA Financial Composite Commercial Paper Rate.

For the year ended October 31, 2012, distribution rates ranged from 0.03% to 0.24%. The Fund declared distributions to preferred stockholders for the period November 1, 2011 to October 31, 2012 of $26,676.

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common stockholders or repurchasing Common Stock and/or could trigger the mandatory redemption of Preferred Shares at their liquidation value. Specifically, the Fund is required under the Fund’s Statement of Preferences and the Investment Company Act of 1940 to maintain certain asset coverage with respect to the outstanding Preferred Shares. The holders of Preferred Shares are entitled to one vote per share and will vote with holders of Common Stock as a single class, except that the Preferred Shares will vote separately as a class on certain matters, as required by law or the Fund’s charter. The holders of the Preferred Shares, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on Preferred Shares for two consecutive years.

Annual Report | October 31, 2012	25

The Denali Fund Inc.	Notes to Financial Statements
October 31, 2012

In connection with the settlement of each Preferred Share auction, the Fund pays, through the auction agent, a service fee to each participating broker-dealer based upon the aggregate liquidation preference of the Preferred Shares held by the broker-dealer’s customers. Prior to February 19, 2009 the Fund paid at an annual rate 0.25% and upon this date the annual rate was reduced to 0.05%, until further notice from the Fund. These fees are paid for failed auctions as well.

NOTE 6. SIGNIFICANT STOCKHOLDERS

On October 31, 2012, the Lola Trust and other entities affiliated with Stewart R. Horejsi and the Horejsi family owned 3,196,432 shares of Common Stock of the Fund, representing approximately 76.9% of the total Common Stock outstanding. The Lola Trust is an affiliated person of the Fund, as that term is defined in the 1940 Act. Also see Note 2 – Management fees, Administration fees, and Other Agreements.

NOTE 7. SHARE REPURCHASE PROGRAM

In accordance with Section 23(c) of the 1940 Act, the Fund may from time to time, effect redemptions and/or repurchases of its Preferred Shares and/or its Common Stock, in the open market or through private transactions; at the option of the Board and upon such terms as the Board shall determine.

The Fund did not repurchase any Preferred or Common Shares during the year ended October 31, 2012. For the year ended October 31, 2011, the Fund purchased 720 Preferred Shares at a discount and retired them at par value. This transaction is described further in Note 5 – Preferred Shares.

NOTE 8. TAX BASIS DISTRIBUTIONS

As determined on October 31, 2012, permanent differences resulting primarily from different book and tax accounting for distributions and certain investments held by the Fund were reclassified at fiscal year-end. These reclassifications had no effect on the net increase in net assets resulting from operations, net asset value applicable to common stockholders or net asset value per common share of the Fund. Permanent book and tax basis differences of ($359,882), $402,284 and ($42,402) were reclassified at October 31, 2012 among undistributed net investment income, accumulated net realized gains on investments, and paid-in capital, respectively, for the Fund.

The tax character of distributions paid during the years ended October 31, 2012 and October 31, 2011 was as follows:

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Distributions paid from:
Ordinary Income	$759,327	$1,765,474
Long-Term Capital Gain	2,572,257	1,290,955

	$3,331,584	$3,056,429

26	www.thedenalifund.com

The Denali Fund Inc.	Notes to Financial Statements
October 31, 2012

As of October 31, 2012, the components of distributable earnings on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	$489,599
Accumulated Capital Gains	936,358
Net Unrealized Appreciation	26,790,397

Total	$28,216,354

The difference between book and tax basis distributable earnings is attributable primarily to temporary differences related to mark to market of passive foreign investment companies and partnership book and tax differences.

NOTE 9. RESTRICTED SECURITIES

As of October 31, 2012, investments in securities included issues that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board as reflecting fair value.

Restricted securities as of October 31, 2012 were as follows:

Issuer Description	Acquisition Date	Cost	Value as of October 31, 2012	Value as Percentage of Net Assets Available to Common Stock and Preferred Shares October 31, 2012
Ithan Creek Partners, LP	06/02/08	$7,000,000	$11,863,654	11.3%

NOTE 10. INVESTMENTS IN LIMITED PARTNERSHIPS

As of October 31, 2012, the Fund had an investment in a Hedge Fund that is organized as a limited partnership. The Fund’s investment in the Hedge Fund is reported on the Portfolio of Investments under the section titled Limited Partnerships.

The Hedge Fund seeks to achieve capital appreciation through investment opportunities primarily in the financial services sector, with a particular focus on companies undergoing recapitalizations and sales of distressed assets. The Hedge Fund’s general partner, or investment manager, may, at their discretion, change the Hedge Fund’s investment objective and investment strategy at any time.

Since the investment in the limited partnership is not publicly traded, the Fund’s ability to make withdrawals from its investment is subject to certain restrictions. These restrictions include notice requirements for withdrawals and additional restrictions or charges for withdrawals within a certain time period following initial investment. In addition, there could be circumstances in which such restrictions can include the suspension or delay in withdrawals from the limited partnership, or limited withdrawals allowable only during specified times during the year. In certain circumstances a limited partner may not make withdrawals that occur within certain periods following the date of admission to the partnership. As of October 31, 2012, the Fund did not have any investments in limited partnerships in which a suspension of withdrawals was in effect.

Annual Report | October 31, 2012	27

The Denali Fund Inc.	Notes to Financial Statements
October 31, 2012

The following table summarizes the Fund’s investment in the limited partnership as of October 31, 2012.

Description	% of Net Assets as of 10/31/12	Value as of 10/31/12	Net Unrealized Gain/ (Loss) as of 10/31/12	Mgmt fees	Incentive fees	Redemption Period/ Frequency
Ithan Creek Partners, LP	11.3%	$11,863,654	$4,863,654	Annual rate of 1% of net assets	20% of net profits at the end of the measurement period	June 30 upon 60 days’ notice

The Fund did not have any outstanding unfunded commitments as of October 31, 2012.

NOTE 11. SUBSEQUENT EVENTS

Advisory Fee Waiver. Effective December 1, 2012, the Advisers renewed their agreement to waive 0.10% of the Advisory Fee such that the Advisory Fee will be calculated at the annual rate of 1.15% of Net Assets. The fee waiver agreement has a one-year term and is renewable annually.

28	www.thedenalifund.com

The Denali Fund Inc.	Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of The Denali Fund Inc.:

We have audited the accompanying statement of assets and liabilities of The Denali Fund Inc. (the “Fund”), including the portfolio of investments, as of October 31, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Denali Fund Inc. as of October 31, 2012, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

December 26, 2012

Annual Report | October 31, 2012	29

Additional Information	The Denali Fund Inc.
October 31, 2012 (Unaudited)

PROXY VOTING

The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available, without charge, at www.thedenalifund.com, on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov or by calling 303-449-0426. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available at www.sec.gov.

PORTFOLIO INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on

Form N-Q. The Fund’s Forms N-Q are available (1) on the Fund’s website located at www.thedenalifund.com; (2) on the SEC’s website at www.sec.gov; or (3) may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SENIOR OFFICER CODE OF ETHICS

The Fund files a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer or controller, or persons performing similar functions (the “Senior Officer Code of Ethics”), with the SEC as an exhibit to its annual report on Form N-CSR. The Fund’s Senior Officer Code of Ethics is available on the Fund’s website located at http://www.thedenalifund.com.

FUND BYLAWS AND CHARTER

The Fund last amended its Charter effective January 19, 2010, and last amended its Bylaws effective July 30, 2010.

PRIVACY STATEMENT

Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information) the Board established the following policy regarding information about the Fund’s stockholders. We consider all stockholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use.

General Statement. The Fund may collect nonpublic information (e.g., your name, address, email address, Social Security Number, Fund holdings (collectively, “Personal Information”)) about stockholders from transactions in Fund shares. The Fund will not release Personal Information about current or former stockholders (except as permitted by law) unless one of the following conditions is met: (i) we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; (iii) to service or support the business functions of the Fund (as explained in more detail below), or (iv) we are required by law to release Personal Information to the recipient. The Fund has not and will not in the future give or sell Personal Information about its current or former stockholders to any company, individual, or group (except as permitted by law) and as otherwise provided in this policy.

30	www.thedenalifund.com

The Denali Fund Inc.	Additional Information
October 31, 2012 (Unaudited)

In the future, the Fund may make certain electronic services available to its stockholders and may solicit your email address and contact you by email, telephone or U.S. mail regarding the availability of such services. The Fund may also contact stockholders by email, telephone or U.S. mail in connection with these services, such as to confirm enrollment in electronic stockholder communications or to update your Personal Information. In no event will the Fund transmit your Personal Information via email without your consent.

Use of Personal Information. The Fund will only use Personal Information (i) as necessary to service or maintain stockholder accounts in the ordinary course of business and (ii) to support business functions of the Fund and its affiliated businesses. This means that the Fund may share certain Personal Information, only as permitted by law, with affiliated businesses of the Fund, and that such information may be used for non-Fund-related solicitation. When Personal Information is shared with the Fund’s business affiliates, the Fund may do so without providing you the option of preventing these types of disclosures as permitted by law.

Safeguards regarding Personal Information. Internally, we also restrict access to Personal Information to those who have a specific need for the records. We maintain physical, electronic, and procedural safeguards that comply with Federal standards to guard Personal Information. Any doubts about the confidentiality of Personal Information, as required by law, are resolved in favor of confidentiality.

NOTICE TO STOCKHOLDERS

The Fund designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2011:

Qualified Dividend Income:	49.64%
Dividend Received Deduction:	32.61%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Fund designated $2,572,257 as long-term capital gain dividends.

Annual Report | October 31, 2012	31

Summary of Distribution Reinvestment Plan	The Denali Fund Inc.
October 31, 2012 (Unaudited)

Computershare Shareowner Services (“Plan Agent”) will act as Plan Agent for stockholders who have not elected in writing to receive dividends and distributions in cash (each a “Participant”), will open an account for each Participant under the Distribution Reinvestment Plan (“Plan”) in the same name as their then current Shares are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the common shares of the Fund (“Shares”), each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant’s account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant’s account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant’s account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an “ex-dividend” basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant’s Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant’s account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or

32	www.thedenalifund.com

The Denali Fund Inc.	Summary of Distribution Reinvestment Plan
October 31, 2012 (Unaudited0

Shares) shall be made net of any applicable withholding tax. Open-market purchases provided for above may be made on any securities exchange where the Fund’s Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant’s uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant’s account. For the purpose of cash investments, the Plan Agent may commingle each Participant’s funds with those of other shareholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant’s Shares acquired pursuant to the Plan together with the Shares of other stockholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent’s name or that of the Plan Agent’s nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its shareholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent’s service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant’s notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the

Annual Report | October 31, 2012	33

Summary of Distribution Reinvestment Plan	The Denali Fund Inc.
October 31, 2012 (Unaudited)

rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant’s account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent’s negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions shall be governed by the laws of the State of Maryland.

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The Denali Fund Inc.	Directors and Officers
October 31, 2012 (Unaudited)

Set forth in the following table is information about the Directors of the Fund, together with their address, age, position with the Fund, length of time served and principal occupation during the last five years. The Fund’s SAI includes additional information about Directors of the Fund and is available, without charge, upon request, at 303-449-0426.

INDEPENDENT DIRECTORS

Name, Age and Address*	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During past 5 years	Number of Portfolios in Fund Complex† Overseen by Director	Other Directorships Held by Director
Joel W. Looney Age: 51	Chairman and Class I Director	Term expires 2015; served since 2007.	Partner (since 1999), Financial Management Group, LLC (investment adviser).	4	Director (since 2002) and Chairman (since 2003), Boulder Growth & Income Fund, Inc.; Director (since 2001), Boulder Total Return Fund, Inc.; Director and Chairman (since 2003),First Opportunity Fund, Inc.

Dr. Dean L. Jacobson Age: 73	Class III Director	Term expires 2014; served since 2007.	Founder and President (since 1989), Forensic Engineering, Inc. (engineering investigations); Professor Emeritus (since 1997), Arizona State University.	4	Director (since 2006), Boulder Growth & Income Fund, Inc.; Director (since 2004) Boulder Total Return Fund, Inc.; Director (since 2003), First Opportunity Fund, Inc.

Richard I. Barr Age: 75	Class II Director	Term expires 2013; served since 2007.	Retired (since 2001); manager (1963-2001), Advantage Sales and Marketing, Inc. (food brokerage).	4	Director (since 2002), Boulder Growth & Income Fund, Inc.; Director (since 1999) and Chairman (since 2003), Boulder Total Return Fund, Inc.; Director (since 2001), First Opportunity Fund, Inc.

Steven K. Norgaard*** Age: 48	Class II Director	Term expires 2013††; Appointed 2011.	Attorney (since 1994), Steven K. Norgaard, P.C. (law firm), Director (since 2007) ATG Trust Company.	4	Director (since 2011) Boulder Growth & Income Fund, Inc.; Director (since 2011) Boulder Total Return Fund, Inc.; Director (since 2011) First Opportunity Fund, Inc.

Annual Report | October 31, 2012	35

Directors and Officers	The Denali Fund Inc.
October 31, 2012 (Unaudited)

INTERESTED DIRECTORS

Name, Age and Address*	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During past 5 years	Number of Portfolios in Fund Complex† Overseen by Director	Other Directorships Held by Director
Susan L. Ciciora** Age: 48	Class III Director	Term expires 2013††; served since 2007.	Trustee (since 1994), Lola Brown Trust No. 1B and the Ernest Horejsi Trust No. 1B (since 1992); Director (since 1997), Horejsi Charitable Foundation, Inc. (private charitable foundation). Director (2006- 2011), Boulder Growth & Income Fund, Inc.; Director (2001-2011), Boulder Total Return Fund, Inc.	2	Director (since 2003), First Opportunity Fund, Inc.

*	Unless otherwise specified, the Directors’ respective addresses are c/o The Denali Fund Inc., 2344 Spruce Street, Suite A, Boulder, Colorado 80302.
†	Includes the Fund, Boulder Growth & Income Fund, Inc., Boulder Total Return Fund, Inc., and First Opportunity Fund, Inc.
**	Ms. Ciciora is considered an “interested person” as a result of the extent of her beneficial ownership of Fund shares and by virtue of her indirect beneficial ownership of BIA, SIA and FAS.
††

Due to the fact that a quorum of preferred stockholders was not achieved at the Fund’s 2012 Annual Meeting, Mr. Norgaard and Ms. Ciciora are serving as holdover Directors and are expected to stand again for election at the Fund’s 2013 Annual Meeting of Stockholders.

***	John S. Horejsi resigned as a Class II Director of the Fund effective November 18, 2011. Upon Mr. Horejsi’s resignation, Mr. Norgaard was appointed by the Board of Directors as a Class II Director of the Fund.

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The Denali Fund Inc.	Directors and Officers
October 31, 2012 (Unaudited)

OFFICERS

The names of the executive officers of the Fund are listed in the table below. Unless otherwise specified, each officer was elected to office by the Board at a meeting held on January 27, 2012. Officers are elected annually and will hold such office until a successor has been elected by the Board.

Name, Age and Address*	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During past 5 years
Stephen C. Miller Age: 60	President	Appointed annually; served since 2007.	President and General Counsel (since 1999), Boulder Investment Advisers LLC; President and General Counsel (since 2008), Rocky Mountain Advisers, LLC; Manager (since 1999) Fund Administrative Services L.L.C.; Vice President (since 1998), Stewart Investment Advisers; President (since 2002), Boulder Growth & Income Fund, Inc.; President (since 1999), Boulder Total Return Fund, Inc.; President (since 2003), First Opportunity Fund, Inc.; officer of various other entities affiliated with the Horejsi family; Of Counsel (since 1991), Krassa & Miller, LLC.

Nicole L. Murphey Age: 35	Chief Financial Officer, Chief Accounting Officer, Vice President, and Treasurer	Appointed annually; served as CFO, CAO and Treasurer since 2011, served as Vice President since 2008; served as Assistant Secretary since 2007.	Vice President and Treasurer (since 2011), Boulder Investment Advisers, LLC and Rocky Mountain Advisers, LLC; Assistant Manager (since 2011), Fund Administrative Services, LLC; Chief Financial Officer, Chief Accounting Officer, Treasurer (since 2011), Vice President (since 2008) and Assistant Secretary (since 2000), Boulder Growth & Income Fund, Inc.; Chief Financial Officer, Chief Accounting Officer, Treasurer (since 2011), Vice President (since 2008) and Assistant Secretary (since 2002), Boulder Total Return Fund, Inc.; Chief Financial Officer, Chief Accounting Officer, Treasurer (since 2011), Vice President (since 2008) and Assistant Secretary (since 2003), First Opportunity Fund, Inc.

Lucas Foss** Age: 35	Chief Compliance Officer	Appointed annually; since 2012.	Mr. Foss is Deputy Chief Compliance Officer of ALPS Fund Services. Mr. Foss served as a Compliance Manager for ALPS from January 2010 until August 2012 and a Senior Compliance Analyst from June 2006 until December 2009. Prior to joining ALPS, Mr. Foss held positions at Bisys Hedge Fund Services and Deutsche Asset Management. Mr. Foss is a Certified Securities Compliance Professional (CSCP) and a Registered Representative of ALPS Distributors, Inc. Mr. Foss also serves as Chief Compliance Officer of the Wakefield Alternative Series Trust, the ALPS Series Trust and The Caldwell & Orkin Funds, Inc.

Annual Report | October 31, 2012	37

Directors and Officers	The Denali Fund Inc.
October 31, 2012 (Unaudited)

Name, Age and Address*	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During past 5 years
Stephanie J. Kelley Age: 56	Secretary	Appointed annually; served since	Secretary (since 2002) and Assistant Compliance Officer (2002-2011), Boulder Growth & Income Fund, Inc.; Secretary (since 2000) and Assistant 2007. Compliance Officer (2000-2011), Boulder Total Return Fund, Inc., Secretary (since 2003) and Assistant Compliance Officer (2003-2011), First Opportunity Fund, Inc.; Assistant Secretary and Assistant Treasurer of various other entities affiliated with the Horejsi family.

*	Unless otherwise specified, the Officers’ respective addresses are c/o The Denali Fund Inc., 2344 Spruce Street, Suite A, Boulder, Colorado 80302.
**	At a meeting of the Board of Directors held November 2, 2012, the Board of Directors accepted the resignation of Jennifer Welsh as Chief Compliance Officer of the Fund. Mr. Foss was elected Chief Compliance Officer of the Fund via written consent of the Board of Directors dated November 30, 2012 and effective as of December 3, 2012.

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The Denali Fund Inc.	Notes

Notes	The Denali Fund Inc.

Directors	Richard I. Barr
Susan L. Ciciora
Steven K. Norgaard
Dean L. Jacobson
Joel W. Looney

Co-Investment Advisers	Stewart Investment Advisers Boulder Investment Advisers, LLC
2344 Spruce Street, Suite A
Boulder, CO 80302

Co-Administrator	Fund Administrative Services, LLC
2344 Spruce Street, Suite A
Boulder, CO 80302

Co-Administrator	ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Custodian	Bank of New York Mellon
One Wall Street
New York, NY 10286

Transfer Agent	Computershare
480 Washington Blvd
Jersey City, NJ 07310

Independent Registered Public Accounting Firm	Deloitte & Touche LLP 555 17th Street, Suite 3600 Denver, CO 80202

Legal Counsel	Paul Hastings LLP
515 South Flower Street
Twenty-Fifth Floor
Los Angeles, CA 90071

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of stockholders and is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

www.thedenalifund.com

c /o Computershare

480 Washington Blvd

Jersey City, NJ 07310

Item 2.  Code of Ethics.

As of the end of the period covered by this report, The Denali Fund Inc. (the “Registrant” or “Fund”) has adopted a code of ethics that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer. During the period covered by this report, there were no material changes made to provisions of its code of ethics, nor were there any waivers granted from a provision of the code of ethics. A copy of the Registrant’s code of ethics is filed with this N-CSR under Item 12(a).

Item 3.  Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s board of directors has determined that Joel W. Looney and Steven K. Norgaard are qualified to serve as audit committee financial experts serving on its audit committee and that they are “independent,” as defined in paragraph (a)(2) of Item 3.

Item 4.  Principal Accountant Fees and Services.

(a)	Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $30,900 and $31,800 for the fiscal years ended October 31, 2011 and October 31, 2012, respectively.

(b)	Audit-Related Fees – The aggregate fees billed to the Registrant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in AUDIT FEES were $5,000 and $5,000 for the fiscal years ended 2011 and 2012, respectively. The nature of the services provided involved agreed upon procedures relating to the Preferred Shares.

The fees billed to other entities in the investment company complex for assurance and related services by principal accountant that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended October 31, 2011 and October 31, 2012, respectively.

(c)	Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Fund’s tax returns and excise tax calculations were $7,765 and $7,965 for the fiscal years ended October 31, 2011 and October 31, 2012, respectively.

(d)	All Other Fees – The aggregate fees billed for the last two fiscal years for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item were $0 and $0 for the fiscal years ended October 31, 2011 and October 31, 2012, respectively.

(e)	(1) The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(2)	There were no services described in (b) through (d) above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended October 31, 2012 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	Not applicable.

(h)	Not applicable.

Item 5.  Audit Committee of Listed Registrants.

The Registrant has an audit committee which was established by the Board of Directors of the Fund in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the Registrant’s audit committee are Dr. Dean L. Jacobson, Richard I. Barr, Joel W. Looney, and Steven K. Norgaard.

Item 6.  Investments.

The Registrant’s full schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated, subject to the supervision of the Board, the voting of proxies relating to its voting securities to the Advisers. The Proxy Voting Procedures of the Advisers are included below.

Boulder Total Return Fund, Inc.

Boulder Growth & Income Fund, Inc.

The Denali Fund Inc.

First Opportunity Fund, Inc.

Proxy Voting Procedures

The Board of Directors of the Boulder Total Return Fund, Inc., Boulder Growth & Income Fund, Inc., The Denali Fund Inc. and First Opportunity Fund, Inc. (“FOFI”) (collectively, the “Funds”) hereby adopt the following policies and procedures with respect to voting proxies relating to portfolio securities held by the Funds (collectively, the “Voting Policies”).

1. Policy. It is the policy of each of the Boards of Directors of the Funds (the “Board”) to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to each Fund’s respective investment adviser(s) (the “Adviser”) as a part of the Adviser’s general management of the Funds, subject to the Board’s continuing oversight.1 The voting of proxies is an integral part of the investment management services that the Adviser provides pursuant to the advisory contract. Proxy voting policies and procedures are required by Rule 206 (4)-6 of the Investment Advisers Act of 1940, and became effective August 6, 2003.

2. Fiduciary Duty. The right to vote a proxy with respect to portfolio securities held by the Funds is a significant asset of the Fund. The Adviser, to which authority to vote on behalf of the Funds is delegated, exercises this voting responsibility as a fiduciary, and votes proxies in a manner consistent with the best interest of the Funds and its shareholders, and with the goal of maximizing the value of the Funds and the shareholders’ investments.

3. Procedures. The following are the procedures adopted by the Board for the administration of this policy:

a. Review of Adviser Proxy Voting Procedures. The Adviser, with advice and counsel from the Board, shall present to the Board its policies, procedures and other guideline for voting proxies at least annually (the “Voting Guidelines”), and must notify the Board promptly of any material changes. In accordance with the foregoing, the Adviser has developed the Voting Guidelines which are attached hereto as Exhibit A.

b. Seeking Advice from the First Opportunity Fund’s (“FOFI’s”) sub-adviser. To the extent permitted by law, and to the extent assistance will not adversely affect the ability of the FOFI’s sub-adviser, Wellington Management (“Wellington”), to invest in financial services company securities for other clients, the Adviser may seek, and Wellington has agreed to provide the Adviser with, notice of any special issues that might not be covered by the Voting Guidelines as they relate to securities held by FOFI and that are under the management of Wellington. In addition, Wellington has agreed to assist in any discussions to review relevant issues related to the voting of a particular proxy, but shall not recommend how FOFI should vote.

c. Voting Record Reporting. No less than annually, the Adviser shall report to the Board a record of each proxy voted with respect to portfolio securities of the Funds during the respective year. With respect to those proxies the Adviser has identified as involving a conflict of interest2, the Adviser

1 This policy is adopted for the purpose of the disclosure requirements adopted by the Securities and Exchange Commission, Releases No. 33-8188, 34-47304, IC-25922.

2 As it is used in this document, the term “conflict of interest” refers to a situation in which the Adviser or affiliated persons of the adviser have a financial interest in a matter presented by a proxy other than the obligation it incurs as investment adviser to the Funds which compromises the Adviser’s independence of judgment and action with respect to the voting of the proxy.

Voting Policies and Procedures

shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

4. Revocation. The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time. This disclosure shall be included in any registration statement filed on behalf of the Funds after July 1, 2003.

5. Annual Filing. The Fund shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year. The Fund must file the complete proxy voting record on an annual basis on this form. Form N-PX must contain complete proxy voting records for the 12 month period stated above, and must be signed on behalf of the Fund by the principal executive officers. This form must provide the following information:

1. Name of the issuer of the portfolio security

2. Exchange ticker symbol

3. CUSIP #

4. Shareholder meeting date

5. Brief indication of the matter voted on

6. Whether matter was proposed by the issuer or by a security holder

7. Whether the Fund cast its vote on the matter

8. How the Fund cast its vote

9. Whether the Fund cast its vote for or against management

6. Disclosures.

a. The Fund shall include in any future registration statement:

i. A description of the Voting Policies and the Voting Guidelines3; and

ii. A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Funds’ toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.4

b. The Fund shall include in its Annual and Semi-Annual Reports to shareholders:

i. A statement disclosing that the Voting Policies and Voting Guidelines are available without charge, upon request, by calling the Funds’ toll-free telephone number; or through a specified Internet address; and on the SEC website.5

ii. A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.6

7. Recordkeeping Requirements. SEC Rule 204-2, as amended, requires advisers to retain:

1. Proxy voting policies and procedures

2. Proxy statements received regarding client securities

3. Records of votes cast on behalf of clients

4. Records of written client requests

3 This disclosure is included in all registration statements filed on behalf of the Funds after July 1, 2003.

4 This disclosure is included in all registration statements filed on behalf of the Funds after August 31, 2004.

5 This disclosure is included in all reports filed on behalf of the Funds after July 1, 2003.

6 This disclosure is included in all reports filed on behalf of the Funds after August 31, 2004.

Voting Policies and Procedures

5. Any documents prepared by the adviser material to making a decision how to vote, or that memorialized the basis for the decision.

8. Review of Policy. At least annually, the Board shall review this Policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

EXHIBIT A – VOTING GUIDLINES

The Funds’ and Advisors’ proxy voting principles are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

Category	Guideline	Voting
BOARD OF DIRECTOR ISSUES	The board of directors’ primary role is to protect the interests of all shareholders. Key functions of the board are to approve the direction of corporate strategy, ensure succession of management and evaluate performance of the corporation as well as senior management. The board is accountable to shareholders, and must operate independently from management.
Routine Elections	Generally we will vote with management’s recommendation	Generally FOR
Board Classification	Generally we are opposed to entrenchment mechanisms and will vote against proposals to classify a board. We prefer annual election of directors in order that shareholders have more power to replace directors deemed to not be acting in the shareholders’ interest.	Generally AGAINST
Independence of Directors	The majority of board members should be independent from the corporation, management or a majority shareholder. An independent member should not be a former employee of the company or a representative of a key supplier to or a key client of the company.	We will generally support boards that have a majority of board members classified as independent.
Director Indemnification	Mandatory indemnification of directors and officers is necessary to attract quality candidates.	Generally FOR
Director Attendance	Board membership requires a significant amount of time in order for responsibilities to be executed, and attendance at Board and Committee meetings is noted.	We look for attendance records to be in the 75% participation range.
Term Limits	We are more concerned with the performance of directors and not with the term limits	Generally AGAINST but will look at on a case-by-case basis.
Separation of Chair and CEO	In most cases it is advisable for there to be a separation between the CEO and the Chair to enhance separation of management interests and shareholders.	In most cases we would support a recommendation to separate the Chair from the CEO. Lead directors are considered acceptable, and in this situation an independent Corporate Governance committee must also be in place.
Committees of the Board	Audit, Compensation, Governance and Nominating committees are the most significant committees of the board.	We support the establishment of these committees, however independent director membership on these committees is the primary concern. Two-thirds independent membership is satisfactory, provided that the chair of each committee is independent.
Audit Process	The members of an audit committee should be independent directors, and the auditor must also be independent. The auditor should report directly to the Audit	We will generally support the choice of auditors recommended by the Audit

Voting Policies and Procedures

Category	Guideline	Voting
	committee and not to management.	Committee. In the event that the auditor supplies other services for a fee other than the audit, each situation will be reviewed on a case-by-case basis.
VOTING AND ENTRENCHMENT ISSUES
Shareholder Right to Call Special Meeting		Generally FOR
Shareholder Right to Act by Written Consent		Generally FOR
Cumulative Voting		Generally FOR, although there may be situations where such a structure may be detrimental to shareholder interests.
Confidentiality of Shareholder Voting	Like any other electoral system, the voting at annual and special meetings should be confidential and free from any potential coercion and/or impropriety.	We will support any proposals to introduce or maintain confidential voting.
Size of Board of Directors	Generally boards should be comprised of a minimum of seven to a maximum of fifteen. However the complexity of the company has an impact on required board size.	The independence of the board is a greater concern than the number of members. However should a change in board size be proposed as potentially an anti-takeover measure we would vote against.
COMPENSATION ISSUES
Director Compensation	Directors should be compensated fairly for the time and expertise they devote on behalf of shareholders. We favor directors personally owning shares in the corporation, and that they receive a substantial portion of their remuneration in the form of shares.	We support recommendations where a portion of the remuneration is to be in the form of common stock. We do not support options for directors, and do not support retirement bonuses or benefits for directors.
MANAGEMENT COMPENSATION	Compensation plans for executives should be designed to attract and retain the right people with exceptional skills to manage the company successfully long-term. These plans should be competitive within the company’s respective industry without being excessive and should attempt to align the executive’s interests with the long-term interest of shareholders.	Executive compensation will be considered on a case-by-case basis.
Stock Options and Incentive Compensation Plans	Compensation plans should be designed to reward good performance of executives. They should also encourage management to own stock so as to align their financial interests with those of the shareholders. It is important that these plans are disclosed to the shareholders in detail for their approval.	We will not support plans with options priced below current market value or the lowering of the exercise price on any previously granted options. We will not support any plan amendment that is not

Voting Policies and Procedures

Category	Guideline	Voting
capped or that results in anything but negligible dilution. We believe that shareholders should have a say in all aspects of option plans and therefore will not support omnibus stock option plans or plans where the Board is given discretion to set the terms. Plans will be considered on a case-by-case basis.
Adopt/Amend Employee Stock Purchase Plans		Considered on a case-by-case basis.
Golden Parachutes	Although we believe that “golden parachutes” may be a good way to attract, retain and encourage objectivity of qualified executives by providing financial security in the case of a change in the structure or control of a company, golden parachutes can be excessive.	Generally opposed but will consider on a case-by-case basis.
Require Shareholder Approval of Golden Parachutes		Generally FOR
TAKEOVER PROTECTIONS	Some companies adopt shareholder rights plans that incorporate anti-takeover measures, which may include: poison pills, crown jewel defense, payment of greenmail, going private transactions, leveraged buyouts, lock-up arrangements, Fair price amendments, Re-incorporation. Rights plans should be designed to ensure that all shareholders are treated equally in the event there is a change in control of a company. These plans should also provide the Board with sufficient time to ensure that the appropriate course of action is chosen to ensure shareholder interests have been protected. However, many shareholder rights plans can be used to prevent bids that might in fact be in the shareholders best interests. Depending on their contents, these plans may also adversely influence current share prices and long-term shareholder value.	We will review each situation on a case-by-case basis. We will generally support proposals that protect the rights and share value of shareholders.
Dual Class Shares	It is not unusual for certain classes of shares to have more than one vote per share. This is referred to as a dual class share structure and can result in a minority of shareholders having the ability to make decisions that may not be in the best interests of the majority of shareholders.	Generally AGAINST.
Super-Majority Voting Provisions	Super-majority voting (e.g., 67% of votes cast or a majority of outstanding shares), although fairly common, can, from a practical point of view, be difficult to obtain, and essentially are a bar from effective challenges to entrenched management, regardless of performance or popularity. A very high requirement can be unwieldy and therefore not in the best interest of the majority of shareholders.	Generally AGAINST. We will generally oppose proposals for voting requirements that are greater than a majority of votes cast. That said, we will review supermajority proposals on a case-by-case basis.

Voting Policies and Procedures

Category	Guideline	Voting
Issuance of Authorized Shares		Generally FOR
Issuance of Unlimited or Additional Shares	Corporations may increase their authorized number of shares in order to implement a stock split, to support an acquisition or restructuring plan, to use in a stock option plan or to implement an anti-takeover plan. Shareholders should approve of the specific business need for the increase in the number of shares and should understand that the issuance of new shares can have a significant effect on the value of existing shares.	Generally AGAINST. We will generally oppose proposals to increase the number of authorized shares to “unlimited”, but will consider any proposals to increase the number of authorized shares on a case-by-case basis for a valid business purpose.
Shareholder Proposals	Shareholders should have the opportunity to raise their concerns or issues to company management, the board and other shareholders. As long as these proposals deal with appropriate issues and are not for the purposes of airing personal grievances or to obtain publicity, they should be included on the proxy ballot for consideration.	Shareholder proposals will be reviewed on a case-by-case basis.
OTHER MATTERS
Stock Repurchase Plans		Generally FOR
Stock Splits		Generally FOR
Require Shareholder Approval to issue Preferred Stock		Generally FOR
Corporate Loans to Employees	Corporate loans, or the guaranteeing of loans, to enable employees to purchase company stock or options should be avoided. These types of loans can be risky if the company stock declines or the employee is terminated.	Generally AGAINST.
Blank-cheque Preferred Shares	The authorization of blank-cheque preferred shares gives the board of directors’ complete discretion to fix voting, dividend, conversion and other rights and privileges. Once these shares have been authorized, the shareholders have no authority to determine how or when they will be allocated. There may be valid business reasons for the issuance of these shares but the potential for abuse outweighs the benefits.	Generally AGAINST.

Dated: October 26, 2007

Revised: July 30, 2010, November 8, 2010

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Stewart R. Horejsi and Brendon J. Fischer are the Fund’s portfolio managers and are jointly responsible for the day-to-day management of the Fund’s assets. Mr. Horejsi and Mr. Fischer are referred to herein as the “Portfolio Managers”. Boulder Investment Advisers, LLC (“BIA”) and Stewart West Indies Trading Company, Ltd. d/b/a Stewart Investment Advisers (“ SIA,” together with BIA, the “Advisers”) are the co-advisers to the Fund and have managed the Fund’s assets since October 26, 2007. The Portfolio Managers manage the Fund and three other registered investment companies, the Boulder Growth & Income Fund, Inc. (“BIF”) Boulder Total Return Fund, Inc. (“BTF”), and First Opportunity Fund, Inc. (“FOFI”) (together the “Boulder Funds”). As of October 31, 2012, BIF BTF, and FOFI had total assets, including leverage, of approximately $241.3 million, $351.3 million and $282.6 million, respectively. None of the advisory fees of the other registered investment companies for which the Portfolio Managers manage are based on the performance of the account.

Separately, Mr. Horejsi also acts as a financial consultant to other private trusts and entities associated with the Horejsi family (collectively, the “Horejsi Affiliates”) and consults with respect to their portfolios of equities having an aggregate value of approximately $675 million as of October 31, 2012. Mr. Horejsi has been the financial and investment adviser for the Horejsi Affiliates since 1982 and the Chief Investment Officer for BIA and SIA since 1999 and for Rocky Mountain Advisers LLC (“RMA”) (the co-adviser, together with SIA, to FOFI) since 2008. Mr. Horejsi has been a Portfolio Manager for the Fund since October 26, 2007.

Mr. Fischer joined BIA and RMA as the Assistant Investment Officer in 2012 and has been Portfolio Manager of the Fund since 2012 as well.

As a general matter, portfolio management staff are paid an annual fixed salary and are offered participation in the firm’s 401K, as well as other benefits that are offered to other employees of the Advisers. In evaluating a portfolio manager’s salary and annual pay increases, the Fund’s performance may be one of many factors considered by management. However, as a general matter, the Advisers do not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks. Other factors that may also be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager’s leadership within the Adviser’s investment team, contributions to the Adviser’s overall performance, discrete securities analysis, idea generation, and other considerations. Generally, a portfolio manager does not receive bonuses; however, in the case of Mr. Horejsi, because of his affiliation with and beneficial interest in the Horejsi Affiliates that own the Advisers, he may, directly or indirectly, receive distributions of the Advisers’ profits.

Conflicts of interest may arise in connection with the Portfolio Managers’ management of the Fund’s investments. This is because the Portfolio Managers also serve as portfolio managers to BTF, BIF and FOFI. Additionally, Mr. Horejsi consults with respect to a substantial portfolio of securities for the Horejsi Affiliates. From time to time, securities may meet the investment objectives of the Fund, BTF, BIF, FOFI and the Horejsi Affiliates. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. Factors considered in the investment recommendations may include the size of the portfolio, concentration of holdings, investment objectives, restrictions and guidelines, asset coverage ratios, tax considerations, purchase cost, and cash availability. It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the funds or accounts managed by the Advisers seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. With respect to the assets of the Horejsi Affiliates as may be advised from time to time by Mr. Horejsi, the Horejsi Affiliates have consented to allow the funds managed by the Advisers to complete the entirety of their transactions in any particular security before the Horejsi Affiliates will be allowed to transact in such security, thus giving the funds managed by the Advisers the first opportunity to trade in a particular security. The Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the Advisers decide to sell on behalf of another fund or account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the Fund. In the event more than one fund or account purchases or sells the same security on a given date, the Advisers will seek to allocate the purchases and sales on an equitable basis, taking into consideration such factors as: the size of the portfolio, concentration of holdings, investment objectives and guidelines, asset coverage ratios, tax considerations, purchase cost, and cash availability. Although the other funds managed by the Advisers may have the same or similar investment objectives and policies as the Fund, their respective portfolios will vary from fund to fund and their respective performance results are likely to differ from those of the Fund.

Mr. Horejsi does not directly own any shares of the Fund. However, the Lola Brown Trust No. 1B, which has engaged Mr. Horejsi as a financial consultant and with respect to which Mr. Horejsi is a discretionary beneficiary, holds 949,751 shares of the Fund as of December 31, 2012. In addition, (i) the Susan L. Ciciora Trust, a trust established by Mr. Horejsi’s daughter with respect to which Mr. Horejsi is not a beneficiary, owns 1,159,729 shares of the Fund, (ii) the Mildred B. Horejsi Trust, a trust established by Mr. Horejsi’s mother, owns 1,030,344 shares of the Fund and (iii) the Evergreen Trust, a trust established by Mr. Horejsi to benefit his issue, owns 56,608 shares of the Fund (the foregoing are included in the above definition of “Horejsi Affiliates”). Because of Mr. Horejsi’s advisory or familial role with respect to the Horejsi Affiliates, Mr. Horejsi may be deemed to have indirect beneficial ownership of their respective shares which in the aggregate have a dollar range in excess of $1 million.

Mr. Fischer owned 650 shares of the Fund as of October 31, 2012.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No reportable purchases for the period covered by this report.

Item 10.  Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.  Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibits 99.302(i)CERT and 99.302(ii)CERT.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)        THE DENALI FUND INC.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)

Date:         January 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)

Date:         January 7, 2013

By (Signature and Title)	/s/ Nicole L. Murphey
Nicole L. Murphey, Chief Financial Officer, Chief Accounting Officer, Vice President, Treasurer, Asst. Secretary (Principal Financial Officer)

Date:         January 7, 2013